UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

VYANT BIO, INC.

(Exact Name of Company as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Executive Campus

2370 State Route 70, Suite 310

Cherry Hill, NJ 08002

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code (201) 479-1357

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VYNT	The Nasdaq Capital Market

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously reported, vivoPharm Pty, Ltd. (“vivoPharm”), a wholly owned subsidiary of Vyant Bio, Inc. (the “Company”), sold its United States subsidiary engaged in business of drug discovery services in November 2022, and sold its Australian and German subsidiaries engaged in the business of drug discovery services in December 2022. The sale in December 2022 was to Sabine Brandt as trustee for the Brandt Family Trust (“Buyer”).

To complete the disposition of the Company’s former vivoPharm business and to resolve certain issues that have arisen with the Buyer, on March 13, 2023, the Company and Buyer entered into that certain Share Purchase Agreement (the “Agreement”), pursuant to which the Company sold vivoPharm to the Buyer for a nominal sum. As part of the sale of vivoPharm to Buyer, the Company is assuring that vivoPharm has cash of at least $200,000 and the Company is assuming certain specific vivoPharm liabilities, principally liabilities directly associated with the proposed Phase 2 Donepezil clinical trial in Australia (which the Company has placed on hold as it evaluates its strategic alternatives) and certain vivoPharm tax liabilities through closing. The Agreement was consummated effective March 13, 2023.

The above summary is not a complete description of the Agreement, and is qualified in its entirety by reference to the complete text of the document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference in its entirety. The representations, warranties and covenants contained in the Agreement were made only as of specified dates for the purposes of the Agreement, were solely for the benefit of the parties to the Agreement, may be subject to qualifications and limitations agreed upon by such parties and were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated March 13, 2023, by and between Vyant Bio, Inc. and Sabine Brandt as trustee for the Brandt Family Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* We have omitted certain schedules and exhibits to this agreement in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYANT BIO, INC.

Date:	March 15, 2023	By:	/s/ Andrew D. C. LaFrence
		Name:	Andrew D. C. LaFrence
		Title:	President, Chief Executive Officer, and Chief Financial Officer